UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2012

NTS REALTY HOLDINGS LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32389 (Commission file number)	41-2111139 (IRS Employer Identification No.)

600 North Hurstbourne Parkway Suite 300 Louisville, Kentucky 40222 (Address of principal executive offices)

(502) 426-4800 (Registrant’s telephone number, including area code)

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 27, 2012, NTS Realty Holdings Limited Partnership (the “Company”, “we”, “us” or “our”) and NTS Realty Capital, Inc., our managing general partner, entered into an Agreement and Plan of Merger (the "Merger Agreement") with NTS Merger Parent, LLC (“Parent”), an entity controlled by our founder and Chairman, J.D. Nichols, and our President and Chief Executive Officer, Brian F. Lavin, and NTS Merger Sub, LLC (“Merger Sub”, and together with Mr. Nichols, Mr. Lavin, Parent and their respective affiliates, the “Purchasers”), a wholly-owned subsidiary of Parent.  Upon consummation of the transactions proposed in the Merger Agreement, Merger Sub would merge with and into the Company and the Company would continue as the surviving entity (the “Merger”).

If the Merger Agreement is adopted by our limited partners and the Merger is consummated, all of the Units of the Company (the “Units”), other than Units owned by the Purchasers, will be cancelled and converted automatically into the right to receive a cash payment equal to $7.50 per Unit (the “Merger Consideration”).  Consummation of the merger is subject to certain conditions, including, among others, approval of the Merger Agreement and the Merger by the holders of a majority of the Units of the Company, voting together as a single class;
  approval of the Merger Agreement and the Merger by the holders of a majority of the outstanding Units of the Company not owned by the Purchasers; and
  receipt by the Purchasers of financing pursuant to a debt commitment letter, which has been obtained from an unaffiliated financing source on commercially standard terms (the “Commitment Letter”), that is sufficient to pay the Merger Consideration and related expenses of the transaction.
The Merger Agreement may be terminated by either the Purchasers or us (by action of the Special Committee) if the merger has not been consummated by September 30, 2013 or if the Special Committee has effected a Change In Recommendation by, among other possible actions, approving, recommending or entering into an agreement with respect to an alternative transaction involving a substantial portion of our equity interests or assets.

Also on December 27, 2012, we entered into a Voting and Support Agreement (the “Support Agreement”) with the Purchasers in which they have agreed to vote their Units in favor of approving the Merger Agreement and the Merger.  As of the date hereof, the Purchasers collectively own of record Units representing approximately 61.7% of the aggregate voting power entitled to vote on approval of the Merger Agreement.

The merger and related transactions are expected to be completed in the first half of 2013.  However, there can be no assurance that the merger agreement will be approved by the unitholders, that the purchasers will receive sufficient financing or that the merger will be consummated on the terms described herein or at all.

The descriptions of the Merger Agreement and Support Agreement are qualified in their entirety by the full texts of the Merger Agreement (including the full text of the Commitment Letter) and the Support Agreement, which are filed as Exhibits 2.1 and 10.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

A copy of the press release announcing the Merger Agreement is filed as Exhibit 99.1 to this Current Report on Form 8-K (the “Report”) and incorporated herein by reference.

Upon consummation of the Merger, our Units will be delisted from the NYSE MKT, the registration of our Units under Section 12 of the Securities Exchange Act of 1934 will be terminated, and we will be a private company.

FORWARD LOOKING STATEMENTS

This document contains forward looking statements that can be identified by the use of words like “would,” "believe," "expect," "may," "could," "intend," "project," "estimate," or "anticipate." These forward looking statements, implicitly or explicitly, include assumptions underlying the statements and other information with respect to the Company's beliefs, plans, objectives, goals, expectations, estimates, intentions, financial condition, results of operations, future performance and business, including its expectation of, and estimates with respect to, revenues, expenses, earnings, return of and on equity, return on assets, asset quality and other financial data and performance ratios.  Although the Company believes that the expectations reflected in its forward looking statements are reasonable, these statements involve risks and uncertainties which are subject to change based on various important factors, some of which are beyond the Company’s control.  Important factors that would cause actual results to differ materially from expectations are disclosed under “Risk Factors” and elsewhere in the Company’s most recent annual report on Form 10-K, which was filed on March 23, 2012, and registration statement on Form S-4, which became effective on October 27, 2004.

If one or more of the factors affecting forward looking information and statements proves incorrect, the Company's actual results of operations, financial condition or prospects could differ materially from those expressed in, or implied by, the forward looking information and statements contained in this document.

IMPORTANT ADDITIONAL INFORMATION

We will file a proxy statement and other documents regarding the proposed Merger with the Securities and Exchange Commission (the "SEC").  The definitive proxy statement will be sent to our Unitholders seeking their approval of the matters discussed above at a special meeting of Unitholders.  Unitholders are urged to read the proxy statement and any other relevant document when they become available because they will contain important information about us, the proposed Merger and related matters.  Unitholders may obtain a free copy of the definitive proxy statement (when available) and other documents filed by us with the SEC at the SEC's web site at www.sec.gov.  Unitholders may also obtain the definitive proxy statement (when available) and other related SEC documents free of charge by directing a request to Gregory A. Wells, NTS Realty Holdings Limited Partnership, 600 North Hurstbourne Parkway, Suite 300, Louisville, Kentucky 40222, telephone: (502) 426-4800.

The Company, its managing general partner and its managing general partner’s directors, executive officers and other members of its management and employees (including Messrs. Nichols and Lavin) may be deemed participants in the solicitation of proxies from the unitholders of the Company in connection with the proposed transactions.  Information regarding the special interests of persons who may be deemed to be such participants in the proposed transactions will be included in the proxy statement described above.  Additional information regarding the directors and executive officers of the Company and its managing general partner is also included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, which were filed with the SEC on March 23, 2012, and subsequent statements of changes in beneficial ownership on file with the SEC.  These documents are available free of charge at the SEC’s web site at www.sec.gov.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits:

	2.1	Agreement and Plan of Merger, dated as of December 27, 2012, among NTS Merger Parent, LLC, NTS Merger Sub, LLC, NTS Realty Capital, Inc, and NTS Realty Holdings Limited Partnership

10.1
Voting and Support Agreement, dated as of December 27, 2012, by and among J.D. Nichols, Brian Lavin, NTS Realty Capital, Inc., NTS Realty Partners, LLC, ORIG, LLC, Ocean Ridge Investments, Ltd., BKK Financial, Inc., The J.D. Nichols Irrevocable Trust for My Daughters, The J.D. Nichols Irrevocable Trust for My Grandchildren, Kimberly Ann Nichol, Zelma Nichols, Brickwood, LLC and NTS Realty Holdings Limited Partnership

	99.1	Press release of NTS Realty Holdings Limited Partnership, dated December 27, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NTS REALTY HOLDINGS LIMITED PARTNERSHIP

By:	NTS Realty Capital, Inc.
Its:	Managing General Partner

By:	/s/ Gregory A. Wells
Name:	Gregory A. Wells
Title:	Executive Vice President and CFO
Date:	December 27, 2012

EXHIBIT INDEX

Exhibit	Description

2.1	Agreement and Plan of Merger, dated as of December 27, 2012, among NTS Merger Parent, LLC, NTS Merger Sub, LLC, NTS Realty Capital, Inc, and NTS Realty Holdings Limited Partnership

10.1
Voting and Support Agreement, dated as of December 27, 2012, by and among J.D. Nichols, Brian Lavin, NTS Realty Capital, Inc., NTS Realty Partners, LLC, ORIG, LLC, Ocean Ridge Investments, Ltd., BKK Financial, Inc., The J.D. Nichols Irrevocable Trust for My Daughters, The J.D. Nichols Irrevocable Trust for My Grandchildren, Kimberly Ann Nichol, Zelma Nichols, Brickwood, LLC and NTS Realty Holdings Limited Partnership

99.1	Press release of NTS Realty Holdings Limited Partnership, dated December 27, 2012